UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2016

Item 1. Schedule of Investments

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†

March 31, 2016 (Unaudited)

	Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE 31.5%
BANKS 13.4%
Ally Financial, 8.50%, Series A	81,647	$2,078,733
Bank of America Corp., 3.00%, Series H (FRN)	150,200	2,751,664
Bank of America Corp., 6.50%, Series Y	100,000	2,647,000
Citigroup, 6.875%, Series K	222,375	6,084,180
Citigroup Capital XIII, 6.988%, due 10/30/40, (FRN)	346,738	9,115,742
Farm Credit Bank of Texas, 6.75%, 144A(a)	67,500	7,268,906
Fifth Third Bancorp, 6.625%, Series I	228,046	6,631,578
GMAC Capital Trust I, 6.402%, due 2/15/40, Series II (TruPS) (FRN)	595,475	14,595,092
HSBC USA, 3.50%, Series F (FRN)	872,801	19,934,775
HSBC USA, 4.00%, Series G (FRN)	278,498	6,566,983
PrivateBancorp, 7.125%, due 10/30/42	200,100	5,362,680
Regions Financial Corp., 6.375%, Series B	202,968	5,492,314
Zions Bancorp, 7.90%, Series F	144,694	3,916,867
Zions Bancorp, 6.30%, Series G	80,078	2,062,008
		94,508,522
BANKS—FOREIGN 0.1%
Royal Bank of Scotland Group PLC, 7.25%, Series T (United Kingdom)	27,140	690,713
FINANCIAL—INVESTMENT BANKER/BROKER 3.8%
Morgan Stanley, 6.875%	464,991	12,619,856
Morgan Stanley, 4.00%, Series A (FRN)	246,641	5,001,879
Morgan Stanley, 6.375%, Series I	351,430	9,161,780
		26,783,515
INDUSTRIALS—CHEMICALS 2.6%
CHS, 6.75%	308,191	8,188,635
CHS, 7.10%, Series II(b)	376,854	10,435,087
		18,623,722
INSURANCE 4.2%
LIFE/HEALTH INSURANCE 1.0%
MetLife, 4.00%, Series A (FRN)	286,431	7,146,453
LIFE/HEALTH INSURANCE—FOREIGN 0.5%
Aegon NV, 4.00%, Series I (FRN) (Netherlands)	159,074	3,590,300
MULTI-LINE 0.8%
Hartford Financial Services Group, 7.875%, due 4/15/42	185,107	5,779,041

	Number of Shares	Value
REINSURANCE 1.0%
Reinsurance Group of America, 6.20%, due 9/15/42	228,403	$6,482,077
REINSURANCE—FOREIGN 0.9%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	140,023	3,698,007
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)	105,099	2,774,614
		6,472,621
TOTAL INSURANCE		29,470,492
REAL ESTATE 5.7%
DIVERSIFIED 3.3%
Colony Financial, 8.50%, Series A	240,000	6,021,600
NorthStar Realty Finance Corp., 8.50%, Series D	134,475	3,039,135
Retail Properties of America, 7.00%	99,400	2,641,058
Urstadt Biddle Properties, 7.125%, Series F	128,484	3,391,978
VEREIT, 6.70%, Series F	327,627	8,298,792
		23,392,563
HOTEL 1.1%
Summit Hotel Properties, 7.125%	115,500	2,992,605
Summit Hotel Properties, 7.875%, Series B	186,650	4,866,899
		7,859,504
OFFICE 0.4%
Corporate Office Properties Trust, 7.375%, Series L	90,866	2,362,516
RESIDENTIAL 0.9%
APARTMENT 0.5%
American Homes 4 Rent, 5.00%, Series A	133,435	3,534,693
MANUFACTURED HOME 0.4%
Sun Communities, 7.125%, Series A	100,000	2,610,000
TOTAL RESIDENTIAL		6,144,693
TOTAL REAL ESTATE		39,759,276
TRANSPORT—MARINE—FOREIGN 0.4%
Seaspan Corp., 9.50%, Series C (Hong Kong)	102,108	2,582,311
UTILITIES 1.3%
SCE Trust III, 5.75%	135,150	3,632,832

	Number of Shares	Value
SCE Trust IV, 5.375%, Series J	216,000	$5,622,480
		9,255,312
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$211,965,240)		221,673,863
PREFERRED SECURITIES—CAPITAL SECURITIES 106.9%
BANKS 26.9%
AgriBank FCB, 6.875%	65,000	6,894,062
BAC Capital Trust XIV, 4.00%, Series G, (FRN)	16,930,000	12,348,234
Bank of America Corp., 6.30%, Series DD	9,000,000	9,292,500
Bank of America Corp., 6.50%, Series Z	17,382,000	17,963,428
Citigroup, 5.95%, Series Q	2,250,000	2,157,469
Citigroup, 6.125%, Series R	4,629,000	4,646,220
CoBank ACB, 6.25%, 144A(a)	117,000	12,021,750
CoBank ACB, 6.125%, Series G	32,250	3,060,728
Goldman Sachs Capital II, 4.00%, (FRN)	13,082,000	9,392,876
JPMorgan Chase & Co., 6.75%, Series S	12,400,000	13,630,700
JPMorgan Chase & Co., 5.30%, Series Z	5,450,000	5,477,250
Mellon Capital IV, 4.00%, Series 1 (FRN)	20,115,000	14,985,675
US Bancorp, 3.50%, Series A, (FRN)	34,051	27,164,185
USB Capital IX, 3.50%, (FRN)	8,878,000	6,580,818
Wachovia Capital Trust III, 5.57%, (FRN)	5,000,000	4,943,750
Wells Fargo & Co., 7.98%, Series K	17,700,000	18,339,855
Wells Fargo & Co., 5.875%, Series U	10,000,000	10,690,500
Zions Bancorporation, 5.65%, due 11/15/23	3,750,000	3,721,875
Zions Bancorporation, 7.20%, Series J	5,490,000	5,627,250
		188,939,125
BANKS—FOREIGN 27.6%
Allied Irish Banks PLC, 7.375%, Series EMTN (EUR) (Ireland)	4,800,000	4,912,068
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)	4,600,000	4,743,750
Bank of Ireland, 7.375% (EUR) (Ireland)	4,600,000	5,050,378
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)	4,800,000	5,169,000
Barclays PLC, 7.875% (GBP) (United Kingdom)	2,200,000	2,819,823
Barclays PLC, 8.00% (EUR) (United Kingdom)	2,700,000	2,980,160
Barclays PLC, 8.25% (United Kingdom)	8,695,000	8,717,433
BNP Paribas, 7.195%, 144A (France)(a)	8,900,000	9,634,250
BNP Paribas, 7.375%, 144A (France)(a)	2,600,000	2,518,750
BNP Paribas SA, 7.625%, 144A (France)(a)	6,000,000	6,048,000
Credit Agricole SA, 8.125%, 144A (France)(a)	9,150,000	9,163,679

	Number of Shares	Value
Credit Suisse Group AG, 7.50%, 144A (Switzerland)(a)	6,663,000	$6,577,214
Deutsche Bank Capital Trust IV, 4.589% (Germany)	6,000,000	6,002,220
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(a)	6,530,280	7,591,450
HBOS Capital Funding LP, 6.85% (United Kingdom)	6,350,000	6,433,249
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)(a)	5,395,000	7,971,112
Intesa Sanpaolo SpA, 7.70%, 144A (Italy)(a)	3,600,000	3,312,000
Lloyds Banking Group PLC, 7.50% (United Kingdom)	12,250,000	12,156,900
Nationwide Building Society, 10.25%, due 12/6/99 (GBP) (United Kingdom)	7,080,000	12,711,314
Rabobank Nederland, 8.40% (Netherlands)	7,500,000	7,930,125
Rabobank Nederland, 11.00%, 144A (Netherlands)(a)	14,000,000	16,851,100
Royal Bank of Scotland Group PLC, 7.50% (United Kingdom)	6,800,000	6,341,000
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)	8,427,000	9,901,725
Royal Bank of Scotland Group PLC, 8.00% (United Kingdom)	3,400,000	3,250,400
Societe Generale SA, 8.875% (GBP) (France)	4,000,000	6,145,561
UBS AG, 7.625%, due 8/17/22 (Switzerland)	5,700,000	6,536,754
UBS Group AG, 6.875% (Switzerland)	5,000,000	4,964,355
UBS Group AG, 7.125% (Switzerland)	7,300,000	7,403,988
		193,837,758
FINANCIAL 2.8%
DIVERSIFIED FINANCIAL SERVICES 1.3%
Depository Trust & Clearing Corp/The, 4.875%, Series C, 144A(a)	4,750,000	4,714,375
State Street Corp., 5.25%, Series F	4,052,000	4,123,315
		8,837,690
INVESTMENT BANKER/BROKER 1.5%
Charles Schwab Corp./The, 7.00%	9,500,000	10,877,500
TOTAL FINANCIAL		19,715,190
INDUSTRIALS—DIVERSIFIED MANUFACTURING 6.0%
General Electric Co., 5.00%, Series D	40,750,000	42,023,438
INSURANCE 38.9%
LIFE/HEALTH INSURANCE 6.7%
MetLife, 5.25%, Series C	6,156,000	5,898,218
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(a)	11,300,000	13,051,500

	Number of Shares	Value
MetLife Capital Trust X, 9.25%, due 4/8/38, 144A(a)	6,300,000	$8,560,125
Prudential Financial, 5.625%, due 6/15/43	9,666,000	9,856,903
Prudential Financial, 5.875%, due 9/15/42	9,407,000	9,842,074
		47,208,820
LIFE/HEALTH INSURANCE—FOREIGN 18.6%
Aegon NV, 2.074%, ($100 Par Value) (FRN) (Netherlands)	20,985,000	13,184,519
Cloverie PLC for Zurich Insurance Co., Ltd., 5.625%, due 6/24/46 (Ireland)	8,400,000	8,654,713
CNP Assurances, 3.129%, (FRN) (EUR) (France)	5,000,000	4,580,047
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (Japan)(a)	5,100,000	5,533,500
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (Netherlands)	9,400,000	9,431,913
ING Capital Funding Trust III, 4.231%, (FRN) (Netherlands)	17,530,000	17,069,838
La Mondiale Vie, 7.625% (France)	13,250,000	13,890,147
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)(a)	19,800,000	21,373,110
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (Japan)(a)	16,900,000	17,617,827
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)(a)	7,200,000	7,695,000
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)(a)	9,800,000	11,392,500
		130,423,114
MULTI-LINE 0.4%
Nationwide Mutual Insurance Co., 2.924%, due 12/15/24, 144A (FRN)(a)	3,125,000	3,042,969
MULTI-LINE—FOREIGN 3.0%
Aviva PLC, 8.25% (United Kingdom)	9,435,000	10,121,066
AXA SA, 0.919%, (FRN) (EUR) (France)	5,000,000	3,141,172
AXA SA, 6.463%, 144A (France)(a)	7,902,000	8,079,795
		21,342,033
PROPERTY CASUALTY 1.5%
Liberty Mutual Group, 7.80%, due 3/15/37, 144A(a)	9,503,000	10,382,028
PROPERTY CASUALTY—FOREIGN 5.4%
Aquarius PLC for Swiss Reinsurance Co., Ltd., 6.375%, due 9/1/24 (Ireland)	2,055,000	2,151,151
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)(a)	6,650,000	7,871,938

	Number of Shares	Value
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144A (Australia)(a)	12,000,000	$13,005,000
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)	7,155,000	7,469,820
RL Finance Bonds No. 3 PLC, 6.125%, due 11/13/28 (GBP) (United Kingdom)	4,100,000	6,045,035
Sompo Japan Nipponkoa Insurance, 5.325%, due 3/28/73, 144A (Japan)(a)	1,000,000	1,087,500
		37,630,444
REINSURANCE—FOREIGN 3.3%
Aquarius + Investments PLC, 8.25% (Switzerland)	17,000,000	18,296,250
Catlin Insurance Co., Ltd., 7.249%, 144A (Bermuda)(a)	7,500,000	5,212,500
		23,508,750
TOTAL INSURANCE		273,538,158
INTEGRATED TELECOMMUNICATIONS SERVICES 0.9%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(a)	4,622	5,534,845
Telefonica Europe BV, 7.625%, due 9/29/49 (EUR) (Netherlands)	900,000	1,141,411
		6,676,256
REAL ESTATE—FINANCE 0.6%
VEREIT Operating Partnership LP, 3.00%, due 2/6/19	4,400,000	4,344,472
UTILITIES 3.2%
ELECTRIC UTILITIES 0.5%
NextEra Energy Capital Holdings, 7.30%, due 9/1/67, Series D	3,650,000	3,412,020
ELECTRIC UTILITIES—FOREIGN 1.6%
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)(a)	10,232,000	11,408,680
MULTI-UTILITIES 1.1%
Dominion Resources, 5.75%, due 10/1/54	3,246,000	3,121,029
Dominion Resources, 2.929%, due 9/30/66, (FRN)	6,208,000	4,361,791
		7,482,820
TOTAL UTILITIES		22,303,520
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$737,065,784)		751,377,917

		Principal Amount	Value
CORPORATE BONDS 1.7%
INSURANCE-PROPERTY CASUALTY 0.4%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144A(a)		$2,100,000	$2,638,125
INTEGRATED TELECOMMUNICATIONS SERVICES 0.6%
Frontier Communications Corp., 9.00%, due 8/15/31		5,237,000	4,530,005
REAL ESTATE—DIVERSIFIED 0.7%
NorthStar Realty Europe Corp., 4.625%, due 12/15/16, 144A(a)		5,000,000	4,977,760
TOTAL CORPORATE BONDS (Identified cost—$12,533,455)			12,145,890

		Number of Shares
SHORT-TERM INVESTMENTS 2.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.19%(c)		14,400,000	14,400,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$14,400,000)			14,400,000

TOTAL INVESTMENTS (Identified cost—$975,964,479)	142.2%		999,597,670

LIABILITIES IN EXCESS OF OTHER ASSETS(d)	(42.2)		(296,756,687)

NET ASSETS (Equivalent to $24.38 per share based on 28,830,580 shares of common stock outstanding)	100.0%		$702,840,983

Note: Percentages indicated are based on the net assets of the Fund.

†    Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.

(a) Resale is restricted to qualified institutional investors. Aggregate holdings equal 35.9% of the net assets of the Fund, of which 0.0% are illiquid.

(b) A portion of the security is segregated as collateral for open forward foreign currency exchange contracts. $3,322,800 in aggregate has been segregated as collateral.

(c) Rate quoted represents the annualized seven-day yield of the Fund.

(d) Cash in the amount of $3,555,450 had been segregated as collateral for interest rate swaps.

Centrally cleared interest rate swap contracts outstanding at March 31, 2016 were as follows:

Clearinghouse	Notional Amount	Fixed Rate Payable	Floating Rate(resets monthly) Receivable(a)	Termination Date	Unrealized Depreciation
CME Group, Inc.	$80,000,000	1.049%	0.433%	October 29, 2019	$(815,296)
CME Group, Inc.	80,000,000	1.231%	0.433%	October 29, 2020	(1,200,982)
CME Group, Inc.	80,000,000	1.395%	0.433%	October 29, 2021	(1,586,441)
					$(3,602,719)

(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2016.

Forward foreign currency exchange contracts outstanding at March 31, 2016 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	19,682,936	USD	21,409,149	4/4/16	$(988,060)
Brown Brothers Harriman	GBP	22,432,870	USD	31,268,527	4/4/16	(950,665)
Brown Brothers Harriman	USD	22,434,217	EUR	19,682,936	4/4/16	(37,008)
Brown Brothers Harriman	USD	28,346,121	GBP	19,717,806	4/4/16	(26,437)
Brown Brothers Harriman	USD	3,885,256	GBP	2,715,064	4/4/16	14,252
Brown Brothers Harriman	EUR	19,192,983	USD	21,891,804	5/3/16	33,179
Brown Brothers Harriman	GBP	19,267,603	USD	27,698,528	5/4/16	22,944
						$(1,931,795)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
TruPS	Trust Preferred Securities
USD	United States Dollar

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen + Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of March 31, 2016.

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund’s investments carried at value:

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

		Quoted Prices In Active Markets for Identical Investments	Other Significant Observable Inputs	Significant Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Preferred Securities - $25 Par Value: Banks	$94,508,522	$87,239,616	$7,268,906	$—
Other Industries	127,165,341	127,165,341	—	—
Preferred Securities - Capital Securities: Banks	188,939,125	27,164,185	161,774,940	—
Banks-Foreign	193,837,758		187,835,538	6,002,220
Other Industries	368,601,034		368,601,034
Corporate Bonds	12,145,890	—	12,145,890	—
Short-Term Investments	14,400,000	—	14,400,000	—
Total Investments(a)	$999,597,670	241,569,142	$752,026,308	$6,002,220	(b)
Forward foreign currency exchange contracts	$70,375	$—	$70,375	$—
Total Appreciation in Other Financial Instruments(a)	$70,375	$—	$70,375	$—
Interest rate swaps	$(3,602,719)	$—	$(3,602,719)	$—
Forward foreign currency exchange contracts	(2,002,170)	—	(2,002,170)	—
Total Depreciation in Other Financial Instruments(a)	$(5,604,889)	$—	$(5,604,889)	$—

(a) Portfolio holdings are disclosed individually on the Schedule of Investments.

(b) Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

	Total Investments in Securities	Preferred Securities - Capital Securities - Banks	Preferred Securities - Capital Securities – Banks- Foreign
Balance as of December 31, 2015	$2,923,666	$2,923,666	$—
Change in unrealized appreciation (depreciation)	137,062	137,062	—
Transfers out of Level 3(a)	(3,060,728)	(3,060,728)	—
Transfers into Level 3(b)	6,002,220	—	6,002,220
Balance as of March 31, 2016	$6,002,220	$—	$6,002,220

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2016 which were valued using significant unobservable inputs (Level 3) amounted to $26,327.

(a) Transfers from Level 3 to Level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase in available market inputs to determine prices.

(b) Transfers from Level 2 to Level 3 are due to an decrease in market activity (e.g. frequency of trades), which resulted in an decrease in available market inputs to determine prices.

Note 2.   Derivative Instruments

The following is a summary of the Fund’s derivative instruments as of March 31, 2016:

Interest rate swaps	$(3,602,719)
Forward foreign currency exchange contracts	(1,931,795)
$(5,534,514)

The balance of outstanding interest rate swaps at March 31, 2016 is representative of the volume outstanding during the period ended March 31, 2016. The following summarizes the volume of the Fund’s interest rate swap and forward foreign currency exchange contracts activity during the three months ended March 31, 2016:

	Interest rate swap contracts	Forward foreign currency exchange contracts
Average Notional Balance	$240,000,000	$56,974,658
Ending Notional Balance	240,000,000	49,590,332

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Interest Rate Swap Contracts: The Fund uses centrally cleared interest rate swaps in connection with borrowing under its revolving credit agreement. The centrally cleared interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Note 3.   Income Tax Information

As of March 31, 2016, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$975,964,479
Gross unrealized appreciation	$41,925,039
Gross unrealized depreciation	(18,291,848)
Net unrealized appreciation	$23,633,191

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President

Date: May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin		By:	/s/ James Giallanza
	Name:	Adam M. Derechin		Name:	James Giallanza
	Title:	President and Principal		Title:	Treasurer and Principal
		Executive Officer			Financial Officer

Date: May 26, 2016